                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock
Purchase Rights of Zenith Electronics Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 4th day of March, 1994.





                                             /s/ Harry G. Beckner
                                             ----------------------------

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation, and any and all amendments
(including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 1st day of March, 1994.





                                             /s/ T. Kimball Brooker
                                             ----------------------------

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock
Purchase Rights of Zenith Electronics Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 1st day of March, 1994.





                                             /s/ David H. Cohen
                                             ----------------------------

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation, and any and all amendments
(including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 1st day of March, 1994.





                                             /s/ Charles Marshall
                                             ----------------------------

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation, and any and all amendments
(including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 1st day of March, 1994.





                                             /s/ Gerald M. McCarthy
                                             ----------------------------

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation, and any and all amendments
(including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 1st day of March, 1994.





                                             /s/ Andrew McNally IV
                                             ----------------------------

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation, and any and all amendments
(including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 1st day of March, 1994.





                                             /s/ Albin F. Moschner
                                             ----------------------------

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation, and any and all amendments
(including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 1st day of March, 1994.





                                             /s/ Jerry K. Pearlman
                                             ----------------------------

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation, and any and all amendments
(including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 1st day of March, 1994.





                                             /s/ Peter S. Willmott
                                             ----------------------------